UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): December 8, 2003
                                                --------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                      000-29053               04-2751645
---------------------------------  ----------------------    -------------------
(State or other jurisdiction of    (Commission file number)  (IRS employer
         incorporation)                                      identification no.)


8000 Lee Highway, Falls Church, VA                                       22042
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:(703) 205-0600
                                                   --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events and Regulation FD Disclosure.
        ------------------------------------------

     YDI Wireless, Inc. entered into a Stock Purchase Agreement, dated as of December 5, 2003, with one accredited investor for the issuance and sale by YDI of shares of its newly-issued common stock in a private placement. The purchase price of the YDI common stock was $4.10 per share. On December 8, 2003, the investor purchased 500,000 shares of YDI stock for $2,050,000 pursuant to that stock purchase agreement. In the stock purchase agreement, YDI agreed to file a registration statement covering the shares issued in this private placement with the Securities and Exchange Commission no later than the earlier of March 8, 2004 or thirty days after the YDI common stock begins trading on the Nasdaq SmallCap Market or the Nasdaq National Market.

     Ferris, Baker Watts Incorporated presented this investment opportunity to YDI and received a one-time fee due to that investment. After Ferris, Baker's fee, YDI received $1,906,500 from this stock issuance.

     The foregoing description of the stock purchase agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the stock purchase agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference. A copy of the press release issued by YDI relating to this transaction is filed as Exhibit 99.1 and is incorporated by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)  Exhibits

        Number             Title
        ------             -----

         10.1 Stock Purchase Agreement, dated as of December 5, 2003, by and between YDI Wireless, Inc. and MTB Investment Advisors, Inc.

         99.1   Press release dated December 9, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YDI WIRELESS, INC.


Dated: December 10, 2003                    By:  /s/ David L. Renauld
                                                 -------------------------------
                                                 David L. Renauld
                                                 Vice President


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



                                  EXHIBIT INDEX

10.1 Stock Purchase Agreement, dated as of December 5, 2003, by and between YDI Wireless, Inc. and MTB Investment Advisors, Inc.

99.1      Press release dated December 9, 2003.





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